Intangible asset, net	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible asset, net
5. Intangible asset, net
The following table summarizes intangible asset (in thousands):

	December 31,
	2022	2021

Cost	$659	$659
Accumulated amortization	(659)	(531)

Net intangible asset	$—	$128

Intangible asset, net, which is fully amortized as of December 31, 2022, included an assembled workforce that was acquired in 2019 and was being amortized over its expected life of 3 years based on management’s judgment. Amortization expense was $0.1 million for the year ended December 31, 2022 and $0.2 million for the year ended December 31, 2021.